UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2021

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange
2.625% Euro Notes due 2025	ECL 25	New York Stock Exchange
1.000% Euro Notes due 2024	ECL 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 below with respect to the Purchase Agreement (as defined below) is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 below with respect to the Notes and the Indenture (each as defined below) is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01 Other Events.

Purchase Agreement

On August 9, 2021, Ecolab Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC, as Representatives of the several initial purchasers (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers $300,000,000 aggregate principal amount of its 2.750% Notes due 2055 (the “Notes”). The Purchase Agreement contains customary representations, warranties and covenants made by the Company. It also provides for customary indemnification by each of the Company and the Purchasers against certain liabilities and customary contribution provisions in respect of those liabilities.

On August 18, 2021, the Company completed the offering of the Notes, and the Notes were issued pursuant to an Indenture (the “Base Indenture”), dated January 12, 2015, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by the Tenth Supplemental Indenture, dated August 18, 2021 (the “Tenth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Notes were issued in a transaction exempt from registration under the Securities Act of 1933, as amended.

The Notes bear interest at a rate of 2.750% per annum, payable semi-annually in arrears on February 18 and August 18 of each year, beginning on February 18, 2022. The Notes will mature on August 18, 2055 and are redeemable at the Company’s option in whole at any time or in part from time to time, at the redemption prices specified in the Indenture.

Upon the occurrence of certain change of control events with respect to the Notes, as described in the Indenture, the Company will be required to offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest to, but excluding, the date of repurchase.

The Indenture contains covenants that limit, among other things, the ability of the Company and its subsidiaries to incur liens on certain properties to secure debt, to engage in sale and leaseback transactions and to transfer certain property, stock or debt of any restricted subsidiary to any unrestricted subsidiary (each as defined in the Indenture).

The offering price of the Notes was 98.778% of the principal amount of the Notes. The Company received net proceeds (after deducting underwriting discounts and the Company’s offering expenses) of approximately $293 million and intends to use such net proceeds, together with available cash, to redeem its 2.375% Notes due 2022 and 3.250% Notes due 2023.

The above description of the Purchase Agreement, the Base Indenture, the Tenth Supplemental Indenture and the form of Notes is qualified in its entirety by reference to the Purchase Agreement, the Base Indenture, the Tenth Supplemental Indenture and the Notes, each of which is incorporated herein by reference and are included in this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

In the ordinary course of their respective business, the Purchasers or their affiliates have performed from time to time, and may in the future perform, various investment banking, commercial lending, financial advisory and other services for the Company for which they received, or will receive, customary fees and expenses. An affiliate of the Trustee acted as a Purchaser in connection with the issuance of the Notes.

Registration Rights Agreement

On August 18, 2021, in connection with the issuance of the Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and MUFG Securities Americas Inc.

Subject to certain limitations set forth in the Registration Rights Agreement, the Company has agreed to (i) file a registration statement (the “Exchange Offer Registration Statement”) with respect to registered offers to exchange the Notes for exchange notes (the “Exchange Notes”), which will have terms identical in all material respects to the Notes, except that the Exchange Notes will not contain transfer restrictions and will not provide for any increase in the interest rate thereon in certain circumstances and (ii) use commercially reasonably efforts to cause the Exchange Offer Registration Statement to be declared effective within 270 days after the date of issuance of the Notes.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 4.4.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description	Method Of Filing

(1.1)	Purchase Agreement, dated August 9, 2021, by and among the Company, J.P. Morgan Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC.	Filed herewith electronically.

(4.1)	Indenture, dated January 12, 2015, between the Company and Wells Fargo Bank, National Association.	Incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on January 15, 2015.

(4.2)	Tenth Supplemental Indenture, dated August 18, 2021, between the Company and Wells Fargo Bank, National Association.	Filed herewith electronically.

(4.3)	Form of 2055 Notes.	Included in Exhibit 4.2 above.

(4.4)

Registration Rights Agreement, dated August 18, 2021, by and among the Company, J.P. Morgan Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and MUFG Securities Americas Inc.

Filed herewith electronically.

(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: August 19, 2021	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

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